Rule 497(a)
                                                               Reg. No. 33-47508
                                                               Rule 482 ad

                   The Jensen Portfolio Receives High Rankings


We wish to share with you the success of our mutual fund. The Jensen Portfolio, which trades under the symbol JENSX, has performed well in the face of a challenging overall market in 2000. The fund, which is rated 5 Star for the 5-year period ending 10/31/00 by Morningstar*, has produced the following annual average returns for the periods ending 9/30/00**:


         1 Year     3 Years     5 Years     Since Inception
                                            (August 3, 1992)


         31.37%     17.07%      19.89%           13.39%


In addition to the benefits of this performance, the fund's low turnover contributes to tax efficiency and there are no fees to purchase or redeem shares.

Jensen Investment Management, the advisor for the fund, is a registered investment advisor located in Portland, OR. In addition to advising the mutual fund, Jensen provides investment management and other planning services to individuals, families and trusts to assist them in achieving their goals.

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     *Morningstar   proprietary   ratings   reflect   historical   risk-adjusted
     performance. Ratings are calculated from the Fund's 3-, 5-, and 10-year (when available) average annual returns as applicable in excess of 90-day T-bill return with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Overall ratings are based on the weighted average of the time periods rated. The Fund received 5 stars among 2458 domestic equity funds for the 5-year period ending 10/31/00 and 4 stars among 3948 domestic equity funds for the 3-year period ending 10/31/00. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars.
     **The performance data quoted represents past performance, which is not an indication of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends and capital gains. For more information about The Jensen Portfolio mutual fund, including charges and expenses, call for a prospectus at 1-800-221-4384. Please read it carefully before you invest or send money.